Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Orthofix International N.V. (“Orthofix”) on Form 10-Q for the quarterly period ended March 31, 2014, (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, Bradley R. Mason, Chief Executive Officer and President of Orthofix, and David E. Ziegler, Interim Chief Financial Officer, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Orthofix.

Dated: May 8, 2014	/s/ Bradley R. Mason
Name: Bradley R. Mason
Title: President and Chief Executive Officer

Dated: May 8, 2014	/s/ David E. Ziegler
Name: David E. Ziegler
Title: Interim Chief Financial Officer